Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Vaccinogen, Inc. (“Vaccinogen”) for the quarter ended March 31, 2015, as filed with the Securities and Exchange Commission on May 15, 2015 (the “Report”), I, Andrew L. Tussing, President, Chief Executive Officer and acting Chief Financial Officer of Vaccinogen, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	Information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Vaccinogen.

Date: May 15, 2015

By:	/s/ Andrew L. Tussing
Name:	Andrew L. Tussing
Title:	President, Chief Executive Officer and acting Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)